SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2012
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to "we," "us," "our" or the "Company" refer to General Finance Corporation, a Delaware corporation ("GFN"), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation, Pac-Van, Inc., an Indiana corporation, GFN U.S. Australasia Holdings, Inc., a Delaware corporation, its subsidiary Royal Wolf Holdings Limited, an Australian corporation (formerly GFN Australasia Holdings Pty Limited) ("Royal Wolf Holdings"), and its subsidiaries. Royal Wolf Holdings and its subsidiaries are collectively referred to herein as "Royal Wolf."

"AUS$" means the Australian Dollar.

		Page
Item 1.01	Entry Into a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	1

EXHIBIT 10.1

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Royal Wolf Holdings, Royal Wolf Trading Australia Pty Limited, Royal Wolf Est Pty Ltd., Royalwolf NZ Acquisition Co. Limited, Royalwolf Trading New Zealand Limited and Australia and New Zealand Banking Group Limited ("ANZ") amended the Royal Wolf senior secured credit facility ("Credit Facility") pursuant to a Letter of Offer dated March 7, 2012 and executed on March 15, 2012 (the "Letter of Offer").

Pursuant to the Letter of Offer, the Credit Facility was amended to (i) increase total facility borrowing limits by AUS$10,000,000 from AUS$103,000,000 to AUS$113,000,000, (ii) reduce the number of Credit Facility tranches from five to four by terminating the AUS$10,000,000 term loan facility, (iii) convert the AUS$75,000,000 term loan facility to a AUS$95,000,000 multi-option facility, (iv) set the next annual review by ANZ of the Credit Facility for March 15, 2013, (v) replace the debt to EBIT ratio financial covenant with a debt to EBITDA ratio financial covenant of 2.70:1, (vi) establish the EBITDA Interest Cover Ratio financial covenant at not less than 3:50:1, (vii) delete covenants that prohibited changes in the Royal Wolf standard rental agreement, prohibited the movement of hired storage containers outside of Australia and New Zealand without the prior written consent of ANZ, prohibited changes to Royal Wolf's depreciation and amortization policy and prohibited the sale of storage containers in a single transaction with a price of AUS$3,000,000 or greater and (viii) require a cross-guarantee from and a charge over the assets of Royal Wolf Est Pty Ltd. to secure the repayment of funds borrowed under the Credit Facility.

A copy of the Letter of Offer is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit:

10.1
Letter of Offer executed on March 15, 2012 by Australia and New Zealand Banking Group Limited, Royal Wolf Trading Australia Pty Limited, Royal Wolf Est Pty Ltd., Royal Wolf Holdings Limited, Royalwolf NZ Acquisition Co. Limited and Royalwolf Trading New Zealand Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: March 19, 2012	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1
Letter of Offer executed on March 15, 2012 by Australia and New Zealand Banking Group Limited, Royal Wolf Trading Australia Pty Limited, Royal Wolf Est Pty Ltd., Royal Wolf Holdings Limited, Royalwolf NZ Acquisition Co. Limited and Royalwolf Trading New Zealand Limited

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